GREENWICH LIFESCIENCES

Planned GP2 Phase III Clinical Trial

A Breakthrough Targeted Immunotherapy to Prevent Breast Cancer Recurrences

NASDAQ: **GLSI**

Snehal Patel, CEO
David McWilliams, Chairman

Greenwich LifeSciences



Image: T-cells targeting cancer cell

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Breast Cancer – *Still* a Substantial Unmet Need

- ***Unmet Need is to address the 50% of recurring patients who do not respond to Herceptin or Kadcyla – an opportunity for GP2.***
- ***Adjuvant Setting: Following breast cancer surgery, HER2/neu 3+ patients receive Herceptin in the first year and then hope that their breast cancer will not recur, with the odds of recurrence slowly decreasing over the first 5 years. Herceptin reduces recurrence rates from 25% to 12%.***
- ***Neoadjuvant Setting: Kadcyla was just approved for use in patients with residual disease determined via pCR at time of surgery. Kadcyla reduces recurrence rates from 22% to 11%.***
- ***Neither Perjeta or Nerlynx fully address this unmet need, even in their most efficacious subpopulations.***

GP2 Addresses Unmet Need: GP2 & GM-CSF starting in Year 2 act synergistically with Herceptin to prevent cancer recurrences, if fully immunized, reducing recurrence rates from **11%** to **0%** at median 5 years follow-up (*p = 0.0338*), with minimal to no side effects & no SAEs.

In the initial GP2 indication, approximately 17,000 new patients could be treated per year, saving up to 1,500 to 2,000 lives per year.



pCR = pathologic complete response, the lack of all signs of cancer in tissue samples remove during surgery or biopsy due to Neoadjuvant treatment.

Synergy with Herceptin & No Recurrences if Fully Immunized

Herceptin Approved for Adjuvant Treatment of HER2/neu 3+ Breast Cancer



DFS[1,2]
Absolute DFS at 3.5 years
86.7% (AC→T+H)
71.4% (AC→T)
Proportion event-free
Hazard ratio=0.48
(95% confidence interval: 0.39-0.59)
P<0.0001
DFS (years)
Number at risk (N= 3752)
AC→T+H 1872 1529 1240 997 764 575 426 239
AC→T 1880 1490 1159 926 689 534 375 195
AC=doxorubicin/cyclophosphamide T=paclitaxel H=Herceptin

Joint Analysis Trial

*DFS – Disease Free Survival

Phase IIb Results for GP2 Target Population, if Fully Immunized (median 34 month follow-up)



Disease-Free Survival
Vaccinated (n=48)
Control (n=50)
Time (Months)

- As only injection site reactions were observed (which speaks to the immunogenicity of GP2) and no SAEs, GP2 can be positioned as the final treatment for patients post surgery
- Patients are seeking a de-escalation and a return to normal life free of toxic treatments, especially if the chance of recurrence is reduced to substantially
- GP2 can be the treatment that will naturally overlap with or follow Herceptin, Kadcyla, or Enhertu or any of the other Herceptin derivatives being developed


11 GP2 Doses Over 3 Years
5% Metastatic
95% Metastatic
Diagnosis
Primary Treatment
Follow-up / Surveillance Period
Recurrence
Imaging
Biopsy
Surgery
Chemotherapy
Radiation
Anti-HER2 Rx
Anti-Estrogen Rx
Observation
Cannot Predict Recurrence
Patient Anxiety
Imaging
Labs
Anti-HER2 Rx
Chemotherapy

Veteran Management Team / Board

- David McWilliams, MBA – Chairman, Board
  - 40 years of start-up / CEO experience
  - CEO of 2 private and 3 public biotech companies
- Snehal Patel, MS, MBA – CEO, Board
  - 30 years of biopharma / Wall Street experience
  - Large pharma operations / management experience
- Joe Daugherty, M.D. – CMO, Board
  - 35+ years of biopharma experience
  - Assisted over 20 public and private companies
- Jaye Thompson, Ph.D. – VP Clinical & Regulatory
  - 30 years of active involvement in over 200 clinical trials for drugs, biologics and devices
  - Founder of multiple CROs
- Eric Rothe – Board & Founder of GLSI
- Ken Hallock – Board & Major Investor

GP2 Executive Summary

- Planned Phase III Trial: 9 amino acid HER2/neu peptide + GM-CSF immunotherapy for breast cancer in adjuvant/neoadjuvant setting (post-surgery) in HER2/neu 3+, HLA-A2 patients in Y2 following Herceptin or Kadcyla
- Phase IIb Trial Results: No recurrences, if fully immunized, versus 11% placebo recurrence rate in 96 patients, with minimal to no side effects, no SAEs ($p = 0.0338$)
  - Randomized, multi-center (16 centers), placebo-controlled, closed in 2018 with median 5 years follow-up led by MD Anderson
- Regulatory: FDA reviewed Phase III trial protocol and CMC - final revisions to the Phase III trial protocol are under way
- Manufacturing: Straight forward, completing scale-up, started Phase III lot
- Multiple Phase II Trial Opportunities to Expand Market:
  - HER2/neu 1-2+ patients with Herceptin - increase market from 25% to 75%
  - Other HLA types – increase from 40-50% up to 80% of all patients
  - Combination with CD4/CD8 peptides and checkpoints
  - Other HER2/neu cancers
- NASDAQ Ticker "GLSI": Closed IPO on September 29, 2020

HER2/neu Signaling Pathway Well Studied

- HER2/neu pathway activates cancer cell proliferation
- Overexpression of HER2/neu correlates strongly with aggressive cancers


HER2
HER3
P
P
P
P
Src
Grb2
Shc
SOS
Grb2
Ras
PTEN
p85
PI3K
Akt
Raf
MEK1/2
MAPK
Proliferation
mTOR
FKHR
GSK-3
Bad
p27
Cyclin D1
FasL
Cell cycle progression
Survival


3D Structure of HER2/neu Protein
GP2 Peptide

GP2 Product Description & Mechanism of Action

- 9 amino acid transmembrane peptide segment of HER2/neu protein
- Intradermal injection in combination with an FDA-approved immunoadjuvant GM-CSF, following 1st year of Herceptin treatment in Adjuvant Setting

Leukine® sargramostim   Herceptin® trastuzumab

- Given once per month for six months followed by 5 booster doses every 6 months = 11 doses over 3 years
- Mechanism of Action: 4 primary steps, followed by a secondary epitope spreading & broader immune response


1. Vaccination
GP2 Peptide
Antigen-Presenting Cell (APC)
APC displays GP2 Peptide
2. T Cell Priming
Activated GP2-Specific T Cell
GP2-Specific T Cell Receptor
T Cell Recognizes GP2 on APC
3. T Cell Proliferation and Differentiation
GP2-Specific T Cells Multiply and Differentiate into Cytotoxic T Cells
4. Cancer Cell Elimination
Cancer Cell
GP2-Specific Cytotoxic T Cells Identify and Destroy Cancer Cells

Greenwich LifeSciences

GP2 Clinical Data:

GP2 is Immunogenic & Clinically Effective

Greenwich LifeSciences

Summary of All GP2 Trials – 3 Phase I & 1 Phase IIb (Total N=138 Patients Treated to Date with No SAEs)

Protocol No./ Protocol Title	Status
Protocol No. C.2007.098/IRBNet# 363083 • Prospective, Randomized, Single-Blinded, Multi-Center Phase II Trial of the HER2/*neu* Peptide GP2 + GM-CSF Vaccine versus GM-CSF Alone in HLA-A2+ Node-Positive and High-Risk Node-Negative Breast Cancer Patients to Prevent Recurrence • 89 patients treated with GP2 + GM-CSF, 91 placebo patients treated with GM-CSF	Trial Completed
Protocol No. C.2008.146/ IRBNet# 363196 • Phase Ib Trial of Combination Immunotherapy with HER2/neu Peptide GP2 + GM-CSF Vaccine and Trastuzumab in Breast Cancer Patients • 17 patients treated with GP2 + GM-CSF + trastuzumab	Trial Completed
Conducted at Brooke Army Medical Center and Mary Crowley Medical Research Center • Phase I Safety Trial of the GP2 + GM-CSF Vaccine in Combination with the Helper Peptide AE37 + GM-CSF Vaccine • 14 patients treated with GP2 + AE37 + GM-CSF	Trial Completed
Protocol No. 04-20017 / IRBNet ID 20307 • Phase Ib Trial of HER2/*neu* Peptide (GP2) Vaccine in Breast Cancer Patients • 18 patients treated with GP2 + GM-CSF	Trial Completed

Design of Phase IIb Clinical Trial

- Prospective, randomized, single-blinded, placebo-controlled phase IIb clinical trial of GP2 + GM-CSF or GM-CSF alone in 180 intent to treat HER2/neu 1-3+, HLA-A2 patients at 16 civilian/military clinical sites, led by MD Anderson
- High-risk breast cancer patients (Node Positive, High Risk Node Negative) who were disease-free and immunocompetent after having completed standard of care therapy
- A recurrence is defined as either a pathologically confirmed recurrence or a new radiographic finding during standard of care follow-up



Enroll
Randomize
GP2+GM-CSF
GM-CSF alone
Primary Objective
• Determine if the GP2+GM-CSF vaccine reduces recurrence rates vs GM-CSF alone
Secondary Objective
• Monitor immune responses and correlate with clinical outcomes
• Monitor for any unexpected toxicities

Phase IIb Clinical Data – No SAEs

- Maximum local and systemic toxicities were primarily grade 1 and grade 2
- Toxicities ranged from redness at injection site to flu-like symptoms and can be largely attributed to GM-CSF, not GP2



% of Subjects
100
90
80
70
60
50
40
30
20
10
0
GM-CSF alone
GP2 + GM-CSF
Grade 0
Grade 1
Grade 2
Grade 3
Local
Grade 0
Grade 1
Grade 2
Grade 3
Systemic

__Toxicity__: The maximum local and systemic toxicity experienced by patients administered the GP2+GM-CSF vaccine were comparable to those experienced by patients receiving GM-CSF alone. For patients receiving GP2 + GM-CSF, maximum local toxicities experienced during the PVS were grade 1 (70%), grade 2 (28%), or grade 3 (1%). The most common toxicities included erythema, induration and pruritis; the grade 3 toxicity was induration. Maximum systemic toxicities were grade 0 (13%), grade 1 (71%), grade 2 (15%), or grade 3 (1%). The most common systemic toxicities included fatigue, headache, and myalgias; the grade 3 toxicity was a diffuse maculopapular rash. The toxicities were comparable for patients receiving GM-CSF only, with maximum local toxicities being grade 1 (75%) or grade 2 (25%); and maximum systemic toxicities being grade 0 (21%), grade 1 (60%), grade 2 (15%), or grade 3 (3%). The grade 3 systemic toxicities in this group included diffuse urticarial reactions, syncope and extremity pain.

No SAEs. Primarily injection site reactions which are caused by GM-CSF & can be mitigated by reducing GM-CSF dose (and then GP2, if necessary)

- Immune response was observed peaking after 6 months compared to baseline, measured by Delayed Type Hypersensitivity (DTH skin test using GP2) and immunological assay. DTH response rate for treated patients is very high. Orthogonal mean baseline vs 6 months: 4.1±1.1mm versus 15.3± 2.2mm (± standard error)
- Boosters administered every 6 months to sustain immunity
- Per treatment: 96 HER2/neu 3+, HLA-A2 patients - No recurrences if fully immunized at 6 months following 1st year of Herceptin treatment => target population for Phase III trial
- Per treatment: 72 HER2/neu 1-2+, HLA-A2 patients - No reduction in recurrence rate, but Herceptin was not administered to these patients => pursue in future with Herceptin combination therapy


Orthogonal Mean (mm)
GM-CSF alone
GP2+GM-CSF
Pre-Vaccination
Post-Vaccination


GP2+GM-CSF (n=77)
Dimer (%)
PRE-VAC
VAC 3
VAC 6
RC6
BRC6
RC12
BRC12


GP2+GM-CSF (n=21)
P=.004
Granzyme B-specific spots/10⁵ PBMC
PRE-VAC
VAC 3
VAC 6
RC6
RC12
RC18
RC24

Immune response peaks after 6 months of 6 doses, thereafter reducing recurrence rates from 11% to 0% at median 5 years follow-up

GP2 Planned Phase III Trial:

Strategy – Conservatively Reproduce Phase IIb Trial in Larger Population

Greenwich LifeSciences

Phase III Clinical Trial – Protocol Reviewed by FDA

Title: "Study Evaluating The Reduction Of Recurrences Using HER2/neu Peptide GP2 + GM-CSF Vaccine After Adjuvant Trastuzumab In HLA-A2-Positive, HER2-Positive (3+) Women With Operable Breast Cancer"

Major Screening Criteria:

- **HER2/neu 3+ and HLA-A2+**
- **NP or high-risk NN**
- **Adjuvant, post surgery**

Randomization:

- **NP or high-risk NN**
- **Prior pertuzumab (Perjeta), Planned neratinib (Nerlynx), trastuzumab Biosimilar**
- **By site if possible**



End of 1st year of trastuzumab treatment
Screen within 3 months before end of trastuzumab treatment
Enroll within 0-3 months after end of trastuzumab treatment
Pass Screen for All Criteria
Blood Test Screen for HLA-A2+
Exclude HLA-A2 negative patients
Stratify & Randomize
GP2 + GM-CSF Arm
Placebo GM-CSF Arm

- Plan to start trial in late 2020 or early 2021
- Enrollment period: 1.5 to 2 yrs
- Primary endpoint: Compare recurrence rate of GP2-treated vs. placebo at median 2, 3, 4, & 5 years follow-up using standard of care

GP2 Phase III Clinical Trial Dosing


Herceptin trastuzumab
nerlynx (neratinib) tablets
Potential Data Read Out: If 1.5 years enrollment & median 2 year endpoint, data read out near end of 3rd year from start of trial (range 1.25 – 2.75 years in trial)
Surgery
1 year
1 year
GP2 – 11 doses over 3 years
PERJETA pertuzumab
Kadcyla ado-trastuzumab emtansine
Primary Immunization Series (6 Doses)
Boosters (5 Doses)
0
1
2
3
4
5
6
12
Immunologic Assays
R0 DTH#1
R1
R2
R3
R4
R5
R6 DTH#2
RC6 RB1
RC12 RB2
RC18 RB3
RC24 RB4
RC30 RB5

- Measure immune response by DTH &/or immunological assays (potential biomarkers)
- Peak immune response after 6 months & completion of first 6 doses

Greenwich LifeSciences

Manufacturing / Regulatory / IP



- GP2 manufactured by straightforward amino acid chemistry
  - Manufactured by FDA-approved commercial facility with multiple back-up facilities
  - Detailed CMC plan reviewed by FDA
  - Commenced engineering scale-up run for commercial scale manufacturing
  - Phase III trial lot commenced in 2019
  - GM-CSF is commercially available, along with Saline/WFI, which will all be sold independently
- Discussing potency assay / HLA companion diagnostic
- GP2 registered as biologic with CBER – 10-12 years exclusivity in US
- GP2 issued patents provide protection through 2032 in the major markets (US, EU, Canada, Australia, & Japan), including ongoing prosecution in emerging markets

GP2 Commercial Opportunity

Greenwich LifeSciences

Potential Additional Indications of GP2 & Herceptin in Various Populations in Adjuvant Setting

- HER2/neu 3+ protein over-expression (25%) & 1-2+ expression (50%)
  - All breast cancer patients are tested for HER2/neu expression by immunohistochemistry (IHC) or fluoresecence in situ hybridisation (FISH)



True Negative 25%
HER2/neu 1-2+ 50%
HER2/neu 3+ 25%

- Node Positive (60%) & High Risk Node Negative (40%)
  - Node positive – cancer has spread to lymph nodes
  - High risk node negative – no cancer in lymph nodes but at high risk for recurrence
  - The more lymph node involvement the more aggressive the cancer
- Hormone Receptor Positive (60%) & Hormone Receptor Negative (40%)
- HLA Type: HLA-A2 (40-50%) & HLA-A3,A24 (additional 30%)
  - Human leukocyte antigen presents peptide from inside cancer cell to killer T-cells
  - HLA also presents injected peptide to create killer T-cells following intradermal injection



Hyphen used to separate gene name from HLA prefix
Suffix used to denote changes in expression
Separator
Field Separators
HLA-A*02:101:01:02N
HLA Prefix
Gene
Field 1; allele group
Field 2; specific HLA protein
Field 3; used to show a synonymous DNA substitution within the coding region
Field 4; used to show differences in a non-coding region
© SGE Marsh 04/10

- 1 in 8 U.S. women (12.4%) will develop invasive breast cancer over her lifetime, with 266k new breast cancer patients per year in 2018
- GP2's target market is 6-30% of available breast cancer market or up to 2.4x that of Herceptin in adjuvant setting
- GP2 could be a long term treatment that treats survivors (3.1m as of 2018)
- Herceptin/Perjeta/Nerlynx/Kadcyla pricing from $75k - $125k per patient per year
- 11 doses over 3 years in initial indication

	Herceptin	GP2
US Market Potential (Size = 3.1m current breast cancer survivors and 266k new patients per year)		
HER2/neu Expressors (1-3+)	25% (3+)	25-75% (1-3+)
HLA Type	100%	50-80% (2/3/24/26)
Node Positive (NP) or High Risk Node Negative (HRNN)	50%	50%
Target Market Potential	12.5%	6.25 - 30%
Theoretical New Patients per Year	33,250	16,750 – 79,800
Adjuvant Patients Treated per Year (est. from sales)	27,000 – 40,000	
Estimated Adjuvant Setting US Revenue ($ billions)	$2-3	
Estimated Price (first year)	$74,500	TBD (6 primary + 1 booster)
Estimated Price (booster)	Not Approved	TBD (4 boosters over 2 years)
Estimated 2017 Global Revenue ($ billions)	$7	
Adjuvant Setting	$2-3	
Metastatic Breast Cancer	$4-5	

Multi $ Billion Revenue Potential

Greenwich LifeSciences

Herceptin
trastuzumab



Approved on Y3 Post-Surgery Data

PERJETA
pertuzumab for injection

nerlynx
(neratinib) tablets





- Genentech's Herceptin (trastuzumab) in Y1 post-surgery
  - Reduces recurrence rates from 25% to 12% by Y4 post-surgery
    - ➢ Node Positive and High Risk Node Negative
    - ➢ Side Effects: Cardiotoxic, 1 year treatment only
- Genentech's Perjeta (pertuzumab) in Y1 with Herceptin
  - Reduces recurrence rates in Node Positive from 13% to 10% & in Hormone Receptor Negative from 11% to 9% by Y4 post-surgery
    - ➢ Side Effects: Adverse reactions (>30%) - diarrhea, nausea, alopecia, fatigue, peripheral neuropathy and vomiting.
- Puma's Nerlynx (neratinib) in Y2 post-Herceptin
  - Reduces recurrence rates overall from 12% to 10% & in Hormone Receptor Positive from 13% to 9% by Y6 post-surgery
    - ➢ Side Effects: 95% all-grade diarrhea & 40% grade 3/4 (reduced 20% with loperamide prophylaxis), nausea (43%), fatigue (27%), vomiting (26%), & abdominal pain (24%).

Kadcyla
ado-trastuzumab emtansine



Herceptin ADC 4:1

ENHERTU
fam-trastuzumab deruxtecan-nxki



Herceptin ADC 8:1

Substantial Unmet Need: GP2 & GM-CSF starting in Y2 act synergistically with Herceptin to prevent cancer recurrences, if fully immunized, reducing recurrence rates from **11% to 0% at median 5 years follow-up, minimal to no side effects, & no SAEs**

Potential Commercial Opportunities / Additional Indications for GP2 : HER2/neu Expressed in Multiple Cancers

Figure 3. Leading Sites of New Cancer Cases and Deaths – 2018 Estimates

Estimated New Cases

Male		
Prostate	164,690	19%
Lung & bronchus	121,680	14%
Colon & rectum	75,610	9%
Urinary bladder	62,380	7%
Melanoma of the skin	55,150	6%
Kidney & renal pelvis	42,680	5%
Non-Hodgkin lymphoma	41,730	5%
Oral cavity & pharynx	37,160	4%
Leukemia	35,030	4%
Liver & intrahepatic bile duct	30,610	4%
All sites	**856,370**	**100%**

Female		
Breast	266,120	30%
Lung & bronchus	112,350	13%
Colon & rectum	64,640	7%
Uterine corpus	63,230	7%
Thyroid	40,900	5%
Melanoma of the skin	36,120	4%
Non-Hodgkin lymphoma	32,950	4%
Pancreas	26,240	3%
Leukemia	25,270	3%
Kidney & renal pelvis	22,660	3%
All sites	**878,980**	**100%**

Estimated Deaths

Male		
Lung & bronchus	83,550	26%
Prostate	29,430	9%
Colon & rectum	27,390	8%
Pancreas	23,020	7%
Liver & intrahepatic bile duct	20,540	6%
Leukemia	14,270	4%
Esophagus	12,850	4%
Urinary bladder	12,520	4%
Non-Hodgkin lymphoma	11,510	4%
Kidney & renal pelvis	10,010	3%
All sites	**323,630**	**100%**

Female		
Lung & bronchus	70,500	25%
Breast	40,920	14%
Colon & rectum	23,240	8%
Pancreas	21,310	7%
Ovary	14,070	5%
Uterine corpus	11,350	4%
Leukemia	10,100	4%
Liver & intrahepatic bile duct	9,660	3%
Non-Hodgkin lymphoma	8,400	3%
Brain & other nervous system	7,340	3%
All sites	**286,010**	**100%**

Estimates are rounded to the nearest 10, and cases exclude basal cell and squamous cell skin cancers and in situ carcinoma except urinary bladder. Ranking is based on modeled projections and may differ from the most recent observed data.

Denotes cancers where HER2/neu over expression has been reported

GP2 Conclusions: A Breakthrough Targeted Immunotherapy for Prevention of HER2/neu Cancer

- Phase IIb trial: No breast cancer recurrences post-surgery, if fully immunized, (*p = 0.0338*), with minimal to no side effects, at median 5 years follow-up, randomized, placebo-controlled, multi-center (16 sites, 96 patients), study led by MD Anderson
- Conservative design of Phase III trial to reproduce Phase IIb results
- Planned Phase III Trial: Breast cancer post-surgery adjuvant/neoadjuvant setting, HER2/neu 3+, HLA-A2 patients starting in Y2 following Herceptin or Kadcyla
- FDA-reviewed Phase III trial protocol & CMC, Initiated scale-up manufacturing for Phase III trial, & Finalizing CRO selection/budget
- Multiple Phase II trial opportunities to expand breast cancer market:
  - HER2/neu 1-2+ patients with Herceptin - increase market from 25% to 75%
  - Other HLA types – increase from 40-50% up to 80% of all patients
  - Combination with CD4/CD8 peptides and checkpoints
  - Other HER2/neu cancers
- NASDAQ Ticker "GLSI": Closed IPO on September 29, 2020

Greenwich LifeSciences
NASDAQ: GLSI

For Additional Information, Please Contact:

Snehal Patel
CEO
Telephone: 832.819.3232
E-mail: info@greenwichlifesciences.com
Website: greenwichlifesciences.com